UNUM GROUP®

First Quarter 2025

Statistical Supplement

Unum Group
Statistical Supplement First Quarter 2025

 TABLE OF CONTENTS
(in millions of dollars, except share data and where noted)
Interim Results are Unaudited

Page
Financial Highlights	1
Capital Metrics	2
Ratings	3
Consolidated Statements of Income	4
Sales Data by Segment	5
Consolidated Balance Sheets	6
Financial Results by Segment	7
Quarterly Historical Financial Results by Segment	8
Financial Results and Selected Statistics by Segment
Unum US	9
Unum International	10
Colonial Life	11
Closed Block	12
Corporate	13
Investments	14
Appendix to Statistical Supplement	15

See "Appendix to Statistical Supplement" on page 15 for a summary of significant items and page 15.3 for a reconciliation of our non-GAAP financial measures.

N.M. = not a meaningful percentage

Unum Group Financial Highlights

	Three Months Ended		Year Ended
	3/31/2025	3/31/2024	12/31/2024	12/31/2023
Consolidated U.S. GAAP Results¹
Premium Income	$2,702.9	$2,610.3	$10,497.4	$10,046.0

Adjusted Operating Revenue	$3,298.4	$3,201.5	$12,921.9	$12,421.9
Net Investment Loss	(206.8)	(1.2)	(34.6)	(36.0)
Total Revenue	$3,091.6	$3,200.3	$12,887.3	$12,385.9

Net Income	$189.1	$395.2	$1,779.1	$1,283.8
Net Income Per Common Share:
Basic	$1.06	$2.05	$9.49	$6.53
Assuming Dilution	$1.06	$2.04	$9.46	$6.50

Assets	$62,459.8	$62,487.8	$61,959.3	$63,255.2
Liabilities	$51,245.8	$52,268.3	$50,998.2	$53,603.8
Stockholders' Equity	$11,214.0	$10,219.5	$10,961.1	$9,651.4
Adjusted Stockholders' Equity	$12,753.3	$12,482.0	$12,801.6	$12,292.6

Adjusted Operating Return on Equity
Unum US	23.0%	27.4%	25.2%	23.1%
Unum International	15.4%	14.6%	15.6%	16.5%
Colonial Life	18.6%	19.8%	19.7%	18.1%
Core Operating Segments	21.0%	24.0%	22.7%	21.2%
Consolidated	11.4%	13.2%	12.7%	12.7%

Traditional U.S. Life Insurance Companies' Statutory Results[2]
Net Gain from Operations, After Tax	$489.8	$350.5	$1,337.0	$1,351.5
Net Realized Capital Gain (Loss), After Tax	(38.5)	7.8	(14.6)	(21.6)

Net Income	$451.3	$358.3	$1,322.4	$1,329.9

Capital and Surplus	$4,190.3	$4,044.9	$3,909.7	$3,751.3

Weighted Average Risk-based Capital Ratio	~ 460%	~ 440%	~ 430%	~ 415%

[1] Generally Accepted Accounting Principles
[2] Our traditional U.S. life insurance companies are Provident Life and Accident Insurance Company, Unum Life Insurance Company of America, First Unum Life Insurance Company, Colonial Life & Accident Insurance Company, The Paul Revere Life Insurance Company, Unum Insurance Company, Provident Life and Casualty Insurance Company, and Starmount Life Insurance Company.

Unum Group Capital Metrics

	3/31/2025		3/31/2024		12/31/2024		12/31/2023
	(in millions)	per share	(in millions)	per share	(in millions)	per share	(in millions)	per share
Total Stockholders' Equity (Book Value)	$11,214.0	$63.78	$10,219.5	$53.38	$10,961.1	$61.38	$9,651.4	$49.91
Excluding:
Net Unrealized Loss on Securities	(2,333.2)	(13.27)	(2,360.8)	(12.33)	(2,755.2)	(15.43)	(1,919.1)	(9.92)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	1,019.1	5.80	225.3	1.18	1,185.4	6.64	(648.4)	(3.35)
Net Loss on Derivatives	(225.2)	(1.28)	(127.0)	(0.66)	(270.7)	(1.51)	(73.7)	(0.39)
Subtotal	12,753.3	72.53	12,482.0	65.19	12,801.6	71.68	12,292.6	63.57
Excluding:
Foreign Currency Translation Adjustment	(300.7)	(1.71)	(332.6)	(1.74)	(343.0)	(1.93)	(321.1)	(1.66)
Subtotal	13,054.0	74.24	12,814.6	66.93	13,144.6	73.61	12,613.7	65.23
Excluding:
Unrecognized Pension and Postretirement Benefit Costs	(338.8)	(1.93)	(344.9)	(1.80)	(340.2)	(1.90)	(345.7)	(1.79)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Loss	$13,392.8	$76.17	$13,159.5	$68.73	$13,484.8	$75.51	$12,959.4	$67.02

Dividends Paid	$77.3	$0.420	$72.6	$0.365	$296.6	$1.570	$277.1	$1.390

	Three Months Ended		Year Ended
	3/31/2025	3/31/2024	12/31/2024	12/31/2023
Shares Repurchased (millions)[1]	3.3	2.5	15.7	5.7
Cost of Shares Repurchased (millions)[2]	$202.6	$123.0	$979.3	$252.0
Price (UNM closing price on last trading day of period)	$81.46	$53.66	$73.03	$45.22

Leverage Ratio	23.0%	21.9%	22.9%	22.1%

Holding Company Liquidity (millions)	$2,215	$1,406	$1,987	$1,650

[1]For the three months ended March 31, 2025, includes 0.7 million shares related to the settlement of the November 2024 accelerated share repurchase agreement (ASR) which occurred in February 2025.
[2]Includes commissions of $0.5 million for the three months ended March 31, 2025, a de minimis amount for the three months ended March 31, 2024, and year ended December 31, 2024, and $0.1 million for the year ended December 31, 2023. There was excise tax of $2.1 million and $1.1 million for the three months ended March 31, 2025 and 2024, respectively, and $8.3 million and $1.9 million for the years ended December 31, 2024 and 2023, respectively. Also included for the year ended December 31, 2024 is $80.3 million related to shares which settled in February 2025 in connection with the November 2024 ASR agreement.

Unum Group Ratings

	AM Best	Fitch	Moody's	S&P
Outlook	Stable	Positive	Stable	Stable

Senior Unsecured Debt Ratings	bbb+	BBB	Baa2	BBB

Financial Strength Ratings
Provident Life and Accident Insurance Company	A	A	A2	A
Unum Life Insurance Company of America	A	A	A2	A
First Unum Life Insurance Company	A	A	A2	A
Colonial Life & Accident Insurance Company	A	A	A2	A
The Paul Revere Life Insurance Company	A	A	A2	A
Unum Insurance Company	A	A	A2	NR
Provident Life and Casualty Insurance Company	A	A	NR	NR
Starmount Life Insurance Company	A	NR	NR	NR
Unum Limited	NR	NR	NR	A-

NR = not rated

Unum Group Consolidated Statements of Income

	Three Months Ended		Year Ended
	3/31/2025	3/31/2024	12/31/2024	12/31/2023
Revenue
Premium Income	$2,702.9	$2,610.3	$10,497.4	$10,046.0
Net Investment Income	513.2	513.5	2,130.0	2,096.7
Net Investment Loss	(206.8)	(1.2)	(34.6)	(36.0)
Other Income	82.3	77.7	294.5	279.2
Total Revenue	3,091.6	3,200.3	12,887.3	12,385.9

Benefits and Expenses
Policy Benefits Including Remeasurement Gain	1,871.0	1,785.3	6,917.9	7,257.1
Commissions	343.2	313.6	1,258.6	1,170.1
Interest and Debt Expense	52.0	49.5	201.1	194.8
Deferral of Acquisition Costs	(172.6)	(166.9)	(651.5)	(632.2)
Amortization of Deferred Acquisition Costs	125.4	126.2	521.0	481.4
Other Expenses	629.0	596.9	2,388.9	2,274.6
Total Benefits and Expenses	2,848.0	2,704.6	10,636.0	10,745.8

Income Before Income Tax	243.6	495.7	2,251.3	1,640.1
Income Tax Expense	54.5	100.5	472.2	356.3

Net Income	$189.1	$395.2	$1,779.1	$1,283.8

Weighted Average Shares Outstanding
Basic	178.3	192.6	187.5	196.7
Assuming Dilution	178.9	193.3	188.1	197.6

Actual Number of Shares Outstanding	175.8	191.5	178.6	193.4

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Year Ended
	3/31/2025	3/31/2024	% Change	12/31/2024	12/31/2023
Sales by Product
Group Disability and Group Life and AD&D
Group Long-term Disability	$43.1	$54.6	(21.1)%	$298.3	$292.7
Group Short-term Disability	31.9	35.9	(11.1)	216.5	229.5
Group Life and AD&D	44.4	42.8	3.7	361.5	305.4
Subtotal	119.4	133.3	(10.4)	876.3	827.6
Supplemental and Voluntary
Voluntary Benefits	122.9	107.9	13.9	293.7	263.2
Individual Disability	23.7	21.2	11.8	101.7	108.9
Dental and Vision	11.5	11.7	(1.7)	95.3	84.1
Subtotal	158.1	140.8	12.3	490.7	456.2
Total Sales	$277.5	$274.1	1.2	$1,367.0	$1,283.8

Sales by Market Sector
Group Disability and Group Life and AD&D
Core Market (< 2,000 employees)	$70.9	$77.3	(8.3)%	$512.6	$521.3
Large Case Market	48.5	56.0	(13.4)	363.7	306.3
Subtotal	119.4	133.3	(10.4)	876.3	827.6
Supplemental and Voluntary	158.1	140.8	12.3	490.7	456.2
Total Sales	$277.5	$274.1	1.2	$1,367.0	$1,283.8

Unum Group Sales Data for Unum International Segment

	Three Months Ended			Year Ended
(in millions of dollars)	3/31/2025	3/31/2024	% Change	12/31/2024	12/31/2023
Sales by Product
Unum UK
Group Long-term Disability	$7.0	$15.1	(53.6)%	$47.3	$48.3
Group Life	11.0	9.9	11.1	68.3	61.4
Supplemental	8.7	12.6	(31.0)	34.9	28.0
Unum Poland	10.2	8.0	27.5	36.4	33.2
Total Sales	$36.9	$45.6	(19.1)	$186.9	$170.9

Sales by Market Sector
Unum UK
Group Long-term Disability and Group Life
Core Market (< 500 employees)	$11.2	$9.3	20.4%	$41.8	$51.2
Large Case Market	6.8	15.7	(56.7)	73.8	58.5
Subtotal	18.0	25.0	(28.0)	115.6	109.7
Supplemental	8.7	12.6	(31.0)	34.9	28.0
Unum Poland	10.2	8.0	27.5	36.4	33.2
Total Sales	$36.9	$45.6	(19.1)	$186.9	$170.9

(in millions of pounds)
Unum UK Sales by Product
Group Long-term Disability	£5.6	£11.9	(52.9)%	£37.2	£38.8
Group Life	8.7	7.8	11.5	53.4	49.4
Supplemental	7.0	9.9	(29.3)	27.5	22.6
Total Sales	£21.3	£29.6	(28.0)	£118.1	£110.8

Unum UK Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 employees)	£8.9	£7.4	20.3%	£32.8	£41.2
Large Case Market	5.4	12.3	(56.1)	57.8	47.0
Subtotal	14.3	19.7	(27.4)	90.6	88.2
Supplemental	7.0	9.9	(29.3)	27.5	22.6
Total Sales	£21.3	£29.6	(28.0)	£118.1	£110.8

5. 1

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Year Ended
	3/31/2025	3/31/2024	% Change	12/31/2024	12/31/2023
Sales by Product
Accident, Sickness, and Disability	$66.2	$64.6	2.5%	$326.3	$329.5
Life	25.0	24.8	0.8	127.9	132.1
Cancer and Critical Illness	14.1	13.6	3.7	78.0	78.0
Total Sales	$105.3	$103.0	2.2	$532.2	$539.6

Sales by Market Sector
Commercial Sector
Core Market (< 1,000 employees)	$69.8	$71.7	(2.6)%	$331.9	$347.4
Large Case Market	9.3	9.2	1.1	65.1	62.3
Subtotal	79.1	80.9	(2.2)	397.0	409.7
Public Sector	26.2	22.1	18.6	135.2	129.9
Total Sales	$105.3	$103.0	2.2	$532.2	$539.6

5. 2

Unum Group Consolidated Balance Sheets

	March 31	December 31
	2025	2024
Assets

Investments
Fixed Maturity Securities - at fair value	$35,751.4	$35,629.9
Mortgage Loans	2,187.7	2,224.5
Policy Loans	3,636.4	3,617.2
Other Long-term Investments	1,689.8	1,694.4
Short-term Investments	2,965.3	2,540.3
Total Investments	46,230.6	45,706.3

Other Assets
Cash and Bank Deposits	237.7	162.8
Accounts and Premiums Receivable	1,557.1	1,459.0
Reinsurance Recoverable	8,121.9	8,296.4
Accrued Investment Income	622.9	649.8
Deferred Acquisition Costs	2,893.2	2,842.8
Goodwill	350.6	349.1
Property and Equipment	496.3	487.6
Deferred Income Tax	314.8	369.7
Other Assets	1,634.7	1,635.8

Total Assets	$62,459.8	$61,959.3

Unum Group Consolidated Balance Sheets - Continued

	March 31	December 31
	2025	2024
Liabilities and Stockholders' Equity

Liabilities
Future Policy Benefits	$37,030.7	$36,806.4
Policyholders' Account Balances	5,620.8	5,633.7
Unearned Premiums	475.6	384.0
Other Policyholders’ Funds	1,522.8	1,526.7
Income Tax Payable	302.3	226.5
Deferred Income Tax	32.8	31.0
Long-term Debt	3,467.0	3,465.2
Other Liabilities	2,519.2	2,650.1

Total Liabilities	51,245.8	50,998.2

Stockholders’ Equity
Common Stock	19.5	19.5
Additional Paid-in Capital	1,568.7	1,489.6
Accumulated Other Comprehensive Loss	(2,178.8)	(2,523.7)
Retained Earnings	13,025.8	12,914.0
Treasury Stock - at cost	(1,221.2)	(938.3)

Total Stockholders’ Equity	11,214.0	10,961.1

Total Liabilities and Stockholders’ Equity	$62,459.8	$61,959.3

6. 1

Unum Group Balance Sheets by Segment - March 31, 2025

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum International	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$5,889.2	$1,865.4	$4,558.2	$12,312.8	$3,077.7	$3,337.2	$24,370.7	$3,132.2	$46,230.6
Deferred Acquisition Costs	66.8	56.6	1,156.7	1,280.1	59.0	1,554.1	—	—	2,893.2
Goodwill	8.9	—	271.1	280.0	42.9	27.7	—	—	350.6
Reinsurance Recoverable	29.3	9.8	91.1	130.2	92.1	5.2	7,894.4	—	8,121.9
All Other	403.5	260.5	172.2	836.2	116.6	132.7	970.5	2,807.5	4,863.5
Total Assets	$6,397.7	$2,192.3	$6,249.3	$14,839.3	$3,388.3	$5,056.9	$33,235.6	$5,939.7	$62,459.8

Liabilities
Future Policy Benefits	$4,748.3	$806.8	$3,090.6	$8,645.7	$2,218.3	$1,944.1	$24,222.6	$—	$37,030.7
Policyholders' Account Balances	—	—	674.1	674.1	—	860.8	4,085.9	—	5,620.8
Unearned Premiums	3.8	6.7	62.4	72.9	230.9	47.1	124.7	—	475.6
Other Policyholders' Funds	39.6	787.1	29.4	856.1	58.5	8.8	599.4	—	1,522.8
Debt	—	—	—	—	—	—	—	3,741.6	3,741.6
All Other	43.7	26.3	59.7	129.7	116.2	61.9	554.5	1,992.0	2,854.3
Total Liabilities	4,835.4	1,626.9	3,916.2	10,378.5	2,623.9	2,922.7	29,587.1	5,733.6	51,245.8

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,512.9	636.9	2,325.0	4,474.8	763.7	1,982.2	4,743.7	788.9	12,753.3
Net Unrealized Loss on Securities and Net Loss on Derivatives	(151.5)	(92.3)	(179.5)	(423.3)	(154.2)	(113.5)	(1,284.6)	(582.8)	(2,558.4)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	200.9	20.8	187.6	409.3	154.9	265.5	189.4	—	1,019.1
Total Allocated Stockholders' Equity	1,562.3	565.4	2,333.1	4,460.8	764.4	2,134.2	3,648.5	206.1	11,214.0

Total Liabilities and Allocated Stockholders' Equity	$6,397.7	$2,192.3	$6,249.3	$14,839.3	$3,388.3	$5,056.9	$33,235.6	$5,939.7	$62,459.8

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with our target capital levels for regulatory and rating agency purposes. We modify this formula periodically to recognize changes in the views of capital requirements.
6. 2

Unum Group Balance Sheets by Segment - December 31, 2024

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum International	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$6,016.7	$1,924.5	$4,557.3	$12,498.5	$2,968.7	$3,249.7	$23,862.5	$3,126.9	$45,706.3
Deferred Acquisition Costs	61.1	51.1	1,148.4	1,260.6	53.0	1,529.2	—	—	2,842.8
Goodwill	8.9	—	271.1	280.0	41.4	27.7	—	—	349.1
Reinsurance Recoverable	31.7	5.7	166.4	203.8	99.0	4.3	7,989.3	—	8,296.4
All Other	351.2	202.4	185.1	738.7	129.2	153.3	1,524.2	2,219.3	4,764.7
Total Assets	$6,469.6	$2,183.7	$6,328.3	$14,981.6	$3,291.3	$4,964.2	$33,376.0	$5,346.2	$61,959.3

Liabilities
Future Policy Benefits	$4,773.9	$836.0	$3,059.8	$8,669.7	$2,163.0	$1,904.2	$24,069.5	$—	$36,806.4
Policyholders' Account Balances	—	—	675.7	675.7	—	862.5	4,095.5	—	5,633.7
Unearned Premiums	1.6	6.1	44.0	51.7	165.5	45.4	121.4	—	384.0
Other Policyholders' Funds	37.7	775.9	32.7	846.3	60.1	8.3	612.0	—	1,526.7
Debt	—	—	—	—	—	—	—	3,739.8	3,739.8
All Other	34.2	25.8	149.3	209.3	119.0	63.9	598.2	1,917.2	2,907.6
Total Liabilities	4,847.4	1,643.8	3,961.5	10,452.7	2,507.6	2,884.3	29,496.6	5,657.0	50,998.2

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,584.2	626.8	2,366.2	4,577.2	775.6	1,938.8	5,164.7	345.3	12,801.6
Net Unrealized Loss on Securities and Net Loss on Derivatives	(192.6)	(111.0)	(211.1)	(514.7)	(134.9)	(138.8)	(1,581.4)	(656.1)	(3,025.9)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	230.6	24.1	211.7	466.4	143.0	279.9	296.1	—	1,185.4
Total Allocated Stockholders' Equity	1,622.2	539.9	2,366.8	4,528.9	783.7	2,079.9	3,879.4	(310.8)	10,961.1

Total Liabilities and Allocated Stockholders' Equity	$6,469.6	$2,183.7	$6,328.3	$14,981.6	$3,291.3	$4,964.2	$33,376.0	$5,346.2	$61,959.3

6. 3

Unum Group Financial Results by Segment

We measure and analyze our segment performance on the basis of "adjusted operating revenue" and "adjusted operating income" or "adjusted operating loss", which differ from total revenue and income before income tax as presented in our consolidated statements of income due to the exclusion of investment gains or losses, amortization of the cost of reinsurance, non-contemporaneous reinsurance, and reserve assumption updates, as well as certain other items as specified in the following pages. Investment gains or losses primarily include realized investment gains or losses, expected investment credit losses, impairment losses, and gains or losses on derivatives. These performance measures are in accordance with GAAP guidance for segment reporting, but they should not be viewed as a substitute for total revenue, income before income tax, or net income.

	Three Months Ended			Year Ended
	3/31/2025	3/31/2024	% Change	12/31/2024	12/31/2023	% Change
Premium Income
Unum US	$1,780.9	$1,707.4	4.3%	$6,883.2	$6,579.2	4.6%
Unum International	246.7	231.7	6.5	949.5	825.2	15.1
Colonial Life	457.3	446.9	2.3	1,783.9	1,726.1	3.3
Closed Block	218.0	224.3	(2.8)	880.8	915.5	(3.8)
	2,702.9	2,610.3	3.5	10,497.4	10,046.0	4.5
Net Investment Income
Unum US	148.9	157.0	(5.2)	632.2	639.9	(1.2)
Unum International	28.5	26.1	9.2	128.8	137.2	(6.1)
Colonial Life	42.2	39.3	7.4	161.5	153.5	5.2
Closed Block	269.7	273.1	(1.2)	1,148.9	1,066.3	7.7
Corporate	23.9	18.0	32.8	58.6	99.8	(41.3)
	513.2	513.5	(0.1)	2,130.0	2,096.7	1.6
Other Income
Unum US	71.9	60.6	18.6	235.9	220.5	7.0
Unum International	0.1	0.3	(66.7)	1.6	1.6	—
Colonial Life	0.4	3.0	(86.7)	4.0	1.2	N.M.
Closed Block	9.9	13.1	(24.4)	51.7	52.6	(1.7)
Corporate	—	0.7	N.M.	1.3	3.3	(60.6)
	82.3	77.7	5.9	294.5	279.2	5.5
Total Adjusted Operating Revenue
Unum US	2,001.7	1,925.0	4.0	7,751.3	7,439.6	4.2
Unum International	275.3	258.1	6.7	1,079.9	964.0	12.0
Colonial Life	499.9	489.2	2.2	1,949.4	1,880.8	3.6
Closed Block	497.6	510.5	(2.5)	2,081.4	2,034.4	2.3
Corporate	23.9	18.7	27.8	59.9	103.1	(41.9)
	$3,298.4	$3,201.5	3.0	$12,921.9	$12,421.9	4.0

Unum Group Financial Results by Segment - Continued

	Three Months Ended			Year Ended
	3/31/2025	3/31/2024	% Change	12/31/2024	12/31/2023	% Change
Benefits and Expenses
Unum US	$1,672.6	$1,539.8	8.6%	$6,168.5	$5,955.3	3.6%
Unum International	236.6	220.7	7.2	929.6	823.8	12.8
Colonial Life	384.2	375.5	2.3	1,436.7	1,400.0	2.6
Closed Block	489.6	503.8	(2.8)	1,834.8	2,317.2	(20.8)
Corporate	65.0	64.8	0.3	266.4	249.5	6.8
	2,848.0	2,704.6	5.3	10,636.0	10,745.8	(1.0)
Income (Loss) Before Income Tax and Net Investment Loss
Unum US	329.1	385.2	(14.6)	1,582.8	1,484.3	6.6
Unum International	38.7	37.4	3.5	150.3	140.2	7.2
Colonial Life	115.7	113.7	1.8	512.7	480.8	6.6
Closed Block	8.0	6.7	19.4	246.6	(282.8)	187.2
Corporate	(41.1)	(46.1)	(10.8)	(206.5)	(146.4)	41.1
	450.4	496.9	(9.4)	2,285.9	1,676.1	36.4

Income Tax Expense Before Net Investment Loss	97.9	100.9	(3.0)	479.8	364.1	31.8

Income Before Net Investment Loss	352.5	396.0	(11.0)	1,806.1	1,312.0	37.7

Net Investment Loss (net of tax benefit of $43.4; $0.4; $7.6; $7.8)	(163.4)	(0.8)	N.M.	(27.0)	(28.2)	(4.3)

Net Income	$189.1	$395.2	(52.2)	$1,779.1	$1,283.8	38.6
7. 1

Unum Group Quarterly Historical Financial Results by Segment

	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024
Premium Income
Unum US	$1,780.9	$1,721.4	$1,723.5	$1,730.9	$1,707.4
Unum International	246.7	242.4	246.6	228.8	231.7
Colonial Life	457.3	448.9	441.9	446.2	446.9
Closed Block	218.0	218.4	216.8	221.3	224.3
	2,702.9	2,631.1	2,628.8	2,627.2	2,610.3
Net Investment Income
Unum US	148.9	156.1	161.0	158.1	157.0
Unum International	28.5	34.3	30.4	38.0	26.1
Colonial Life	42.2	42.1	39.6	40.5	39.3
Closed Block	269.7	297.3	284.3	294.2	273.1
Corporate	23.9	13.8	12.5	14.3	18.0
	513.2	543.6	527.8	545.1	513.5
Other Income
Unum US	71.9	57.0	60.1	58.2	60.6
Unum International	0.1	0.4	0.4	0.5	0.3
Colonial Life	0.4	0.4	0.4	0.2	3.0
Closed Block	9.9	14.0	12.4	12.2	13.1
Corporate	—	0.2	—	0.4	0.7
	82.3	72.0	73.3	71.5	77.7
Total Adjusted Operating Revenue
Unum US	2,001.7	1,934.5	1,944.6	1,947.2	1,925.0
Unum International	275.3	277.1	277.4	267.3	258.1
Colonial Life	499.9	491.4	481.9	486.9	489.2
Closed Block	497.6	529.7	513.5	527.7	510.5
Corporate	23.9	14.0	12.5	14.7	18.7
	$3,298.4	$3,246.7	$3,229.9	$3,243.8	$3,201.5

Unum Group Quarterly Historical Financial Results by Segment - Continued

	3/31/2025	12/31/2024	9/30/2024	6/30/2024	3/31/2024
Benefits and Expenses
Unum US	$1,672.6	$1,601.3	$1,437.7	$1,589.7	$1,539.8
Unum International	236.6	239.5	244.6	224.8	220.7
Colonial Life	384.2	368.7	322.5	370.0	375.5
Closed Block	489.6	517.2	320.4	493.4	503.8
Corporate	65.0	64.4	77.2	60.0	64.8
	2,848.0	2,791.1	2,402.4	2,737.9	2,704.6

Income (Loss) Before Income Tax and Net Investment Loss
Unum US	329.1	333.2	506.9	357.5	385.2
Unum International	38.7	37.6	32.8	42.5	37.4
Colonial Life	115.7	122.7	159.4	116.9	113.7
Closed Block	8.0	12.5	193.1	34.3	6.7
Corporate	(41.1)	(50.4)	(64.7)	(45.3)	(46.1)
	450.4	455.6	827.5	505.9	496.9

Income Tax Expense Before Net Investment Loss	97.9	98.7	172.0	108.2	100.9

Income Before Net Investment Loss	352.5	356.9	655.5	397.7	396.0

Net Investment Loss	(206.8)	(10.1)	(12.9)	(10.4)	(1.2)
Tax Benefit on Net Investment Loss	(43.4)	(1.9)	(3.1)	(2.2)	(0.4)
Net Income	$189.1	$348.7	$645.7	$389.5	$395.2

Net Income Per Common Share - Assuming Dilution	$1.06	$1.92	$3.46	$2.05	$2.04

8. 1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Year Ended
	3/31/2025	3/31/2024	12/31/2024	12/31/2023
Adjusted Operating Revenue
Premium Income	$1,780.9	$1,707.4	$6,883.2	$6,579.2
Net Investment Income	148.9	157.0	632.2	639.9
Other Income	71.9	60.6	235.9	220.5
Total	2,001.7	1,925.0	7,751.3	7,439.6

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	1,063.2	969.3	3,864.7	3,808.5
Commissions	205.6	182.2	729.3	664.4
Deferral of Acquisition Costs	(84.7)	(83.3)	(320.9)	(314.7)
Amortization of Deferred Acquisition Costs	65.2	69.8	292.5	267.6
Other Expenses	423.3	401.8	1,602.9	1,529.5
Total	1,672.6	1,539.8	6,168.5	5,955.3

Income before Income Tax and Net Investment Gains and Losses	329.1	385.2	1,582.8	1,484.3
Reserve Assumption Updates	—	—	(143.6)	(128.8)
Adjusted Operating Income	$329.1	$385.2	$1,439.2	$1,355.5

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	59.7%	56.8%	58.2%	59.8%
Other Expense Ratio[2]	23.0%	22.8%	22.5%	22.5%
Income Ratio			23.0%	22.6%
Adjusted Operating Income Ratio	18.5%	22.6%	20.9%	20.6%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2024 and 2023.
[2]Ratio of Other Expenses to Premium Income plus Unum US Group Disability Other Income, which is primarily related to fee-based services.

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Year Ended
	3/31/2025	3/31/2024	12/31/2024	12/31/2023
Adjusted Operating Revenue
Premium Income
Group Long-term Disability	$504.5	$516.7	$2,086.1	$2,057.2
Group Short-term Disability	278.3	263.1	1,084.0	1,012.3
Total Premium Income	782.8	779.8	3,170.1	3,069.5
Net Investment Income	74.0	77.8	311.2	324.8
Other Income	56.0	58.7	232.1	211.6
Total	912.8	916.3	3,713.4	3,605.9

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	483.7	448.6	1,781.8	1,693.2
Commissions	65.0	61.8	244.4	230.5
Deferral of Acquisition Costs	(16.1)	(16.5)	(62.2)	(60.2)
Amortization of Deferred Acquisition Costs	10.4	14.4	64.7	57.6
Other Expenses	250.6	243.2	973.5	936.1
Total	793.6	751.5	3,002.2	2,857.2

Income Before Income Tax and Net Investment Gains and Losses	119.2	164.8	711.2	748.7
Reserve Assumption Updates	—	—	(90.0)	(121.0)
Adjusted Operating Income	$119.2	$164.8	$621.2	$627.7

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	61.8%	57.5%	59.0%	59.1%
Other Expense Ratio[2]	29.9%	29.0%	28.6%	28.5%
Income Ratio			22.4%	24.4%
Adjusted Operating Income Ratio	15.2%	21.1%	19.6%	20.4%

Persistency:
Group Long-term Disability	90.7%	93.1%	93.3%	90.8%
Group Short-term Disability	87.5%	91.3%	91.7%	88.9%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2024 and 2023.
[2]Ratio of Other Expenses to Premium Income plus Other Income, which is primarily related to fee-based services.

9. 1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment

	Three Months Ended		Year Ended
	3/31/2025	3/31/2024	12/31/2024	12/31/2023
Adjusted Operating Revenue
Premium Income
Group Life	$466.2	$442.6	$1,784.7	$1,679.0
Accidental Death & Dismemberment	48.2	45.8	186.1	175.5
Total Premium Income	514.4	488.4	1,970.8	1,854.5
Net Investment Income	18.2	22.0	88.3	90.1
Other Income	0.1	1.0	1.5	1.0
Total	532.7	511.4	2,060.6	1,945.6

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	356.7	333.2	1,294.2	1,347.7
Commissions	47.0	41.7	168.0	155.9
Deferral of Acquisition Costs	(11.6)	(10.5)	(40.6)	(38.6)
Amortization of Deferred Acquisition Costs	6.1	6.9	38.4	39.0
Other Expenses	65.3	61.3	243.0	229.9
Total	463.5	432.6	1,703.0	1,733.9

Income Before Income Tax and Net Investment Gains and Losses	69.2	78.8	357.6	211.7
Reserve Assumption Update	—	—	(13.0)	—
Adjusted Operating Income	$69.2	$78.8	$344.6	$211.7

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	69.3%	68.2%	66.3%	72.7%
Other Expense Ratio	12.7%	12.6%	12.3%	12.4%
Income Ratio			18.1%
Adjusted Operating Income Ratio	13.5%	16.1%	17.5%	11.4%

Persistency:
Group Life	89.2%	91.7%	92.0%	89.6%
Accidental Death & Dismemberment	87.9%	91.4%	91.2%	88.7%

[1]Excludes the reserve assumption update that occurred during the third quarter of 2024.
9. 2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Year Ended
	3/31/2025	3/31/2024	12/31/2024	12/31/2023
Adjusted Operating Revenue
Premium Income
Voluntary Benefits	$234.1	$222.9	$879.2	$850.1
Individual Disability	168.7	142.0	566.0	527.0
Dental and Vision	80.9	74.3	297.1	278.1
Total Premium Income	483.7	439.2	1,742.3	1,655.2
Net Investment Income	56.7	57.2	232.7	225.0
Other Income	15.8	0.9	2.3	7.9
Total	556.2	497.3	1,977.3	1,888.1

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	222.8	187.5	788.7	767.6
Commissions	93.6	78.7	316.9	278.0
Deferral of Acquisition Costs	(57.0)	(56.3)	(218.1)	(215.9)
Amortization of Deferred Acquisition Costs	48.7	48.5	189.4	171.0
Other Expenses	107.4	97.3	386.4	363.5
Total	415.5	355.7	1,463.3	1,364.2

Income Before Income Tax and Net Investment Gains and Losses	140.7	141.6	514.0	523.9
Reserve Assumption Updates - Voluntary Benefits	—	—	12.2	(10.4)
Reserve Assumption Updates - Individual Disability	—	—	(52.8)	2.6
Adjusted Operating Income	$140.7	$141.6	$473.4	$516.1

Operating Ratios (% of Premium Income):
Benefit Ratios:
Voluntary Benefits[1]	44.1%	33.8%	43.0%	39.8%
Individual Disability[1]	35.5%	41.1%	41.0%	44.3%
Dental and Vision	73.7%	72.4%	73.9%	73.1%
Other Expense Ratio	22.2%	22.2%	22.2%	22.0%
Income Ratio			29.5%	31.7%
Adjusted Operating Income Ratio	29.1%	32.2%	27.2%	31.2%

Persistency:
Voluntary Benefits	76.8%	75.7%	76.0%	75.5%
Individual Disability	88.2%	89.2%	89.0%	89.0%
Dental and Vision	82.2%	80.5%	81.4%	77.1%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2024 and 2023.
9. 3

Unum Group Financial Results for Unum International Segment

	Three Months Ended		Year Ended
	3/31/2025	3/31/2024	12/31/2024	12/31/2023
Adjusted Operating Revenue
Premium Income
Unum UK
Group Long-term Disability	$100.2	$103.5	$418.0	$396.1
Group Life	61.6	48.7	211.3	169.3
Supplemental	41.9	43.1	165.6	141.5
Unum Poland	43.0	36.4	154.6	118.3
Total Premium Income	246.7	231.7	949.5	825.2
Net Investment Income	28.5	26.1	128.8	137.2
Other Income	0.1	0.3	1.6	1.6
Total	275.3	258.1	1,079.9	964.0

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	164.1	155.9	656.7	579.8
Commissions	22.4	19.6	82.5	72.5
Deferral of Acquisition Costs	(5.3)	(4.3)	(17.8)	(14.6)
Amortization of Deferred Acquisition Costs	2.5	2.4	9.5	8.4
Other Expenses	52.9	47.1	198.7	177.7
Total	236.6	220.7	929.6	823.8

Income Before Income Tax and Net Investment Gains and Losses	38.7	37.4	150.3	140.2
Reserve Assumption Updates	—	—	7.5	17.9
Adjusted Operating Income	$38.7	$37.4	$157.8	$158.1

Unum Group Financial Results for Unum UK

	Three Months Ended		Year Ended
(in millions of pounds, except exchange rate)	3/31/2025	3/31/2024	12/31/2024	12/31/2023
Adjusted Operating Revenue
Premium Income
Group Long-term Disability	£79.4	£81.6	£327.0	£318.5
Group Life	48.9	38.4	165.1	136.1
Supplemental	33.2	34.0	129.5	113.7
Total Premium Income	161.5	154.0	621.6	568.3
Net Investment Income	20.1	18.4	91.9	102.4
Other Income	0.1	0.1	0.1	0.2
Total	181.7	172.5	713.6	670.9

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	108.4	104.8	440.2	408.5
Commissions	10.1	9.4	38.2	37.4
Deferral of Acquisition Costs	(1.2)	(1.1)	(3.8)	(3.9)
Amortization of Deferred Acquisition Costs	1.3	1.4	5.2	5.2
Other Expenses	33.6	29.8	122.4	115.4
Total	152.2	144.3	602.2	562.6

Income Before Income Tax and Net Investment Gains and Losses	29.5	28.2	111.4	108.3
Reserve Assumption Updates	—	—	6.4	16.3
Adjusted Operating Income	£29.5	£28.2	£117.8	£124.6

Weighted Average Pound/Dollar Exchange Rate	1.264	1.266	1.278	1.243

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	67.1%	68.1%	69.8%	69.0%
Other Expense Ratio	20.8%	19.4%	19.7%	20.3%
Income Ratio			17.9%	19.1%
Adjusted Operating Income Ratio	18.3%	18.3%	19.0%	21.9%

Persistency:
Group Long-term Disability	92.1%	92.7%	92.0%	92.5%
Group Life	88.9%	88.3%	89.1%	83.0%
Supplemental	89.4%	87.7%	90.4%	91.7%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2024 and 2023.
10. 1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Year Ended
	3/31/2025	3/31/2024	12/31/2024	12/31/2023
Adjusted Operating Revenue
Premium Income
Accident, Sickness, and Disability	$247.1	$243.2	$969.5	$946.1
Life	119.9	114.3	458.0	426.5
Cancer and Critical Illness	90.3	89.4	356.4	353.5
Total Premium Income	457.3	446.9	1,783.9	1,726.1
Net Investment Income	42.2	39.3	161.5	153.5
Other Income	0.4	3.0	4.0	1.2
Total	499.9	489.2	1,949.4	1,880.8

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	218.1	217.1	804.7	798.1
Commissions	97.3	95.2	378.4	359.4
Deferral of Acquisition Costs	(82.6)	(79.3)	(312.8)	(302.9)
Amortization of Deferred Acquisition Costs	57.7	54.0	219.0	205.4
Other Expenses	93.7	88.5	347.4	340.0
Total	384.2	375.5	1,436.7	1,400.0

Income Before Income Tax and Net Investment Gains and Losses	115.7	113.7	512.7	480.8
Reserve Assumption Updates	—	—	(46.0)	(80.7)
Adjusted Operating Income	$115.7	$113.7	$466.7	$400.1

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	47.7%	48.6%	47.7%	50.9%
Other Expense Ratio	20.5%	19.8%	19.5%	19.7%
Income Ratio			28.7%	27.9%
Adjusted Operating Income Ratio	25.3%	25.4%	26.2%	23.2%

Persistency:
Accident, Sickness, and Disability	73.6%	73.7%	73.7%	73.6%
Life	83.8%	85.1%	84.4%	85.1%
Cancer and Critical Illness	82.2%	82.2%	82.2%	82.4%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2024 and 2023.

Unum Group Financial Results for Closed Block Segment

	Three Months Ended		Year Ended
	3/31/2025	3/31/2024	12/31/2024	12/31/2023
Adjusted Operating Revenue
Premium Income
Long-term Care	$176.2	$174.5	$696.1	$696.0
All Other	41.8	49.8	184.7	219.5
Total Premium Income	218.0	224.3	880.8	915.5
Net Investment Income	269.7	273.1	1,148.9	1,066.3
Other Income	9.9	13.1	51.7	52.6
Total	497.6	510.5	2,081.4	2,034.4

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	425.6	443.0	1,591.8	2,070.7
Commissions	17.9	16.6	68.4	73.8
Other Expenses	46.1	44.2	174.6	172.7
Total	489.6	503.8	1,834.8	2,317.2

Income (Loss) Before Income Tax and Net Investment Gains and Losses	8.0	6.7	246.6	(282.8)
Amortization of the Cost of Reinsurance	9.6	10.4	41.4	44.1
Non-Contemporaneous Reinsurance	6.8	7.2	25.1	34.8
Reserve Assumption Updates - Long-Term Care	—	—	(174.1)	368.1
Reserve Assumption Updates- All Other	—	—	(1.2)	0.7
Adjusted Operating Income	$24.4	$24.3	$137.8	$164.9

Long-term Care Net Premium Ratio	94.7%	93.8%	94.6%	93.5%

Operating Ratios (% of Premium Income):
Other Expense Ratio[1]	16.7%	15.1%	15.1%	14.0%
Income (Loss) Ratio	3.7%	3.0%	28.0%	(30.9)%
Adjusted Operating Income Ratio	11.2%	10.8%	15.6%	18.0%

Long-term Care Persistency	95.2%	95.3%	95.8%	95.6%

[1]Excludes amortization of the cost of reinsurance.

Unum Group Financial Results for Corporate Segment

	Three Months Ended		Year Ended
	3/31/2025	3/31/2024	12/31/2024	12/31/2023
Adjusted Operating Revenue
Net Investment Income	$23.9	$18.0	$58.6	$99.8
Other Income	—	0.7	1.3	3.3
Total	23.9	18.7	59.9	103.1

Interest, Debt, and Other Expenses	65.0	64.8	266.4	249.5

Loss Before Income Tax and Net Investment Gains and Losses	(41.1)	(46.1)	(206.5)	(146.4)
Loss on Legal Settlement	—	—	15.3	—
Adjusted Operating Loss	$(41.1)	$(46.1)	$(191.2)	$(146.4)

Unum Group Investments

	3/31/2025			3/31/2025	12/31/2024
Fixed Maturity Securities (Fair Value)			Selected Statistics
Public	$23,030.2	64.4%	Earned Book Yield	4.25%	4.44%
Mortgage-Backed/Asset-Backed Securities	960.8	2.7	Average Duration (in years)	8.31	8.28
Private Placements	5,697.0	15.9
High Yield	1,453.9	4.1
Government Securities	1,344.0	3.8
Municipal Securities	3,257.8	9.1
Redeemable Preferred Stocks	7.7	—
Total	$35,751.4	100.0%

	Amortized Cost	Fair Value	Private Equity Partnerships	3/31/2025	12/31/2024
Quality Ratings of Fixed Maturity Securities			Private Credit Partnerships	$285.6	$289.2
Aaa	3.0%	3.0%	Private Equity Partnerships	639.7	640.2
Aa	15.4	14.8	Real Asset Partnerships	510.0	521.2
A	31.2	31.6	Total	$1,435.3	$1,450.6
Baa	46.4	46.5
Below Baa	4.0	4.1
Total	100.0%	100.0%	Non-Current Investments	$11.8	$13.0

Unum Group Investments at March 31, 2025

Fixed Maturity Securities - By Industry Classification - Unrealized Gain (Loss)

Classification	Fair Value	Net Unrealized Gain (Loss)	Fair Value with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$2,447.1	$(104.0)	$1,430.7	$142.9	$1,016.4	$38.9
Capital Goods	3,258.5	(111.3)	1,833.4	189.9	1,425.1	78.6
Communications	2,206.1	(82.5)	1,028.3	174.4	1,177.8	91.9
Consumer Cyclical	1,376.1	(94.8)	1,034.9	115.8	341.2	21.0
Consumer Non-Cyclical	6,269.0	(440.0)	3,967.9	565.4	2,301.1	125.4
Energy	2,530.0	21.1	839.6	84.9	1,690.4	106.0
Financial Institutions	3,856.2	(312.7)	3,120.3	338.1	735.9	25.4
Mortgage/Asset-Backed[1]	960.8	(19.3)	519.1	24.8	441.7	5.5
Sovereigns	810.3	(150.4)	443.3	164.1	367.0	13.7
Technology	1,366.0	(117.1)	1,133.2	126.3	232.8	9.2
Transportation	1,592.6	(110.6)	1,081.8	132.9	510.8	22.3
U.S. Government Agencies and Municipalities	3,791.5	(428.6)	2,358.2	519.3	1,433.3	90.7
Public Utilities	5,287.2	(154.8)	2,420.6	322.3	2,866.6	167.5
Total	$35,751.4	$(2,105.0)	$21,211.3	$2,901.1	$14,540.1	$796.1

Gross Unrealized Loss on Fixed Maturity Securities by Length of Time in Unrealized Loss Position

	Investment-Grade				Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss			Fair Value	Gross Unrealized Loss
Less than 91 days	$1,833.5	$38.1			$215.0	$3.4
91 through 180 days	2,857.2	115.6			131.0	3.9
181 through 270 days	751.9	46.0			30.4	0.4
271 days to 1 year	27.3	3.1			—	—
Greater than 1 year	14,965.9	2,630.5			399.1	60.1
Total	$20,435.8	$2,833.3			$775.5	$67.8

1Includes credit-tranched securities collateralized by loan obligations, auto loans, and other asset types
14.1

Appendix to Statistical Supplement

2025 Significant Items:

•First quarter of 2025 net investment loss of $175.9 million before tax, or $139.0 million after tax, related to the anticipated reinsurance transaction with Fortitude Reinsurance Company Ltd, which, subject to receipt of regulatory approvals and the satisfaction or waiver of other customary closing conditions, is expected to result in the execution of a coinsurance agreement during 2025.

2024 Significant Items:

•Third quarter of 2024 reserve assumption updates resulting in a net reserve decrease of $357.4 million before tax, or $282.6 million after tax.
•During the third quarter of 2024, we incurred a loss of $15.3 million before tax, or $12.1 million after tax, for the settlement of an employment-related matter.

2023 Significant Items:

•Third quarter of 2023 reserve assumption updates resulting in a net reserve increase of $177.2 million before tax, or $139.3 million after tax.
•In 2018, the Financial Accounting Standards Board issued ASU 2018-12, “Targeted Improvements to the Accounting for Long-Duration Contracts”. This update significantly amended the accounting and disclosure requirements for long-duration insurance contracts. The update was effective for periods beginning January 1, 2023. We adopted this guidance effective January 1, 2023 using the modified retrospective approach with changes applied as of January 1, 2021, also referred to as the transition date.

Appendix to Statistical Supplement - Continued

Non-GAAP Financial Measures

We analyze our performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business:

•Consolidated adjusted operating revenue, which excludes investment gains or losses;
•After-tax adjusted operating income or loss, which excludes investment gains or losses, amortization of the cost of reinsurance, non-contemporaneous reinsurance, and reserve assumption updates, as well as certain other items, as applicable;
•Adjusted operating return on equity, which is calculated using after-tax adjusted operating income or loss and excludes from equity the unrealized gain or loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net gain or loss on derivatives;
•Leverage ratio, which excludes the unrealized gain or loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net gain or loss on derivatives;
•Book value per common share, which is calculated excluding accumulated other comprehensive income (loss) (AOCI).
•Premium income in constant currency, which excludes the impact of fluctuations in exchange rates between the U.S. dollar and the local currencies in which our Unum International segment is conducted. Given volatility in foreign currency exchange markets, exchange rates can fluctuate between periods. We believe translating prior period results using current period local currency exchange rates provides a more comparable view of our results; and
•Adjusted operating expense ratio, which excludes amortization of the cost of reinsurance as well as certain other items.

Investment gains or losses primarily include realized investment gains or losses, expected investment credit losses, impairment losses, and gains or losses on derivatives. Investment gains or losses and unrealized gains or losses on securities depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. Leverage ratio and book value per common share excluding certain components of AOCI, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures.

We exited a substantial portion of our Closed Block individual disability product line through the two phases of the reinsurance transaction that were executed in December 2020 and March 2021. As a result, we exclude the amortization of the cost of reinsurance that we recognized upon the exit of the business related to the policies on claim status as well as the impact of non-contemporaneous reinsurance that resulted from the adoption of ASU 2018-12. We believe that the exclusion of these items provides a better view of our results from our ongoing businesses.

Cash flow assumptions used to calculate our liability for future policy benefits are reviewed at least annually and updated, as needed, with the resulting impact reflected in net income. While the effects of these assumption updates are recorded in the reporting period in which the review is completed, these updates reflect experience emergence and changes to expectations spanning multiple periods. We believe that by excluding the impact of reserve assumption updates we are providing a more comparable and consistent view of our quarterly results.
15.1

We may at other times exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals, but this exclusion is not an indication that similar items may not recur and does not replace net income or net loss as a measure of our overall profitability.

For a reconciliation of the most directly comparable GAAP measures to these non-GAAP financial measures, refer to the "Reconciliation of Non-GAAP Financial Measures" beginning on page 15.3, other than book value per common share, which is presented on page 2.

15.2

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended
	March 31	December 31	September 30	June 30	March 31
	2025	2024
Total Revenue	$3,091.6	$3,236.6	$3,217.0	$3,233.4	$3,200.3
Excluding:
Net Investment Loss	(206.8)	(10.1)	(12.9)	(10.4)	(1.2)
Adjusted Operating Revenue	$3,298.4	$3,246.7	$3,229.9	$3,243.8	$3,201.5

15.3

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted Operating Income (Loss)	Average Allocated Equity[1]	Annualized Adjusted Operating Return on Equity

Three Months Ended March 31, 2025
Unum US	$259.9	$4,526.0	23.0%
Unum International	29.6	769.7	15.4%
Colonial Life	91.3	1,960.5	18.6%
Core Operating Segments	380.8	7,256.2	21.0%
Closed Block	16.7	4,954.2
Corporate	(32.0)	567.1
Total	$365.5	$12,777.5	11.4%

Three Months Ended March 31, 2024
Unum US	$304.4	$4,444.0	27.4%
Unum International	28.0	765.8	14.6%
Colonial Life	89.7	1,816.3	19.8%
Core Operating Segments	422.1	7,026.1	24.0%
Closed Block	16.7	5,511.0
Corporate	(28.9)	(149.8)
Total	$409.9	$12,387.3	13.2%

1Excludes unrealized loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net gain (loss) on derivatives and is calculated using the stockholders' equity balances presented on page 15.6.
15.4

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted Operating Income (Loss)	Average Allocated Equity[1]	Adjusted Operating Return on Equity

Year Ended December 31, 2024
Unum US	$1,137.6	$4,523.2	25.2%
Unum International	120.9	776.8	15.6%
Colonial Life	368.2	1,869.2	19.7%
Core Operating Segments	1,626.7	7,169.2	22.7%
Closed Block	98.6	5,324.1
Corporate	(137.1)	53.8
Total	$1,588.2	$12,547.1	12.7%

Year Ended December 31, 2023
Unum US	$1,071.0	$4,635.7	23.1%
Unum International	127.9	774.3	16.5%
Colonial Life	315.6	1,744.5	18.1%
Core Operating Segments	1,514.5	7,154.5	21.2%
Closed Block	120.8	5,295.1
Corporate	(121.7)	(573.7)
Total	$1,513.6	$11,875.9	12.7%

1 Excludes unrealized loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net loss on derivatives and is calculated using the stockholders' equity balances presented on page 15.6.
15.5

Reconciliation of Non-GAAP Financial Measures - Continued

Average allocated equity is computed as follows:

	3/31/2025	12/31/2024	3/31/2024	12/31/2023	12/31/2022
Total Stockholders' Equity	$11,214.0	$10,961.1	$10,219.5	$9,651.4	$8,735.0
Excluding:
Net Unrealized Loss on Securities	(2,333.2)	(2,755.2)	(2,360.8)	(1,919.1)	(3,028.4)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	1,019.1	1,185.4	225.3	(648.4)	313.9
Net Unrealized Loss on Derivatives	(225.2)	(270.7)	(127.0)	(73.7)	(9.6)
Total Adjusted Stockholders' Equity	$12,753.3	$12,801.6	$12,482.0	$12,292.6	$11,459.1

	Three Months Ended	Twelve Months Ended	Three Months Ended	Twelve Months Ended
	3/31/2025	12/31/2024	3/31/2024	12/31/2023
Average Adjusted Stockholders' Equity	$12,777.5	$12,547.1	$12,387.3	$11,875.9

15.6

Reconciliation of Non-GAAP Financial Measures - Continued

	Three Months Ended March 31
	2025		2024
	(in millions)	per share*	(in millions)	per share*
Net Income	$189.1	$1.06	$395.2	$2.04
Excluding:
Net Investment Loss
Net Investment Loss Related to the Anticipated Reinsurance Agreement (net of tax benefit of $36.9; $—)	(139.0)	(0.78)	—	—
Net Investment Loss, Other (net of tax benefit of $6.5; $0.4)	(24.4)	(0.13)	(0.8)	—
Total Net Investment Loss	(163.4)	(0.91)	(0.8)	—
Amortization of the Cost of Reinsurance (net of tax benefit of $2.0; $2.2)	(7.6)	(0.04)	(8.2)	(0.04)
Non-Contemporaneous Reinsurance (net of tax benefit of $1.4; $1.5)	(5.4)	(0.03)	(5.7)	(0.04)
After-tax Adjusted Operating Income	$365.5	$2.04	$409.9	$2.12

*Assuming Dilution.

15.7

Reconciliation of Non-GAAP Financial Measures - Continued

	Year Ended December 31
	2024		2023
	(in millions)	per share *	(in millions)	per share *
Net Income	$1,779.1	$9.46	$1,283.8	$6.50
Excluding:
Net Investment Loss (net of tax benefit of $7.6; $7.8)	(27.0)	(0.14)	(28.2)	(0.14)
Amortization of the Cost of Reinsurance (net of tax benefit of $8.7; $9.3)	(32.7)	(0.17)	(34.8)	(0.18)
Non-Contemporaneous Reinsurance (net of tax benefit of $5.2; $7.3)	(19.9)	(0.11)	(27.5)	(0.14)
Reserve Assumption Updates (net of tax expense (benefit) of $74.8; $(37.9))	282.6	1.50	(139.3)	(0.70)
Loss on Legal Settlement (net tax benefit of $3.2; $—)	(12.1)	(0.06)	—	—
After-tax Adjusted Operating Income	$1,588.2	$8.44	$1,513.6	$7.66

*Assuming Dilution.

15.8

Reconciliation of Non-GAAP Financial Measures - Continued

	March 31		December 31
	2025	2024	2024	2023
Debt	$3,741.6	$3,431.0	$3,739.8	$3,430.4
Including:
Lease Liability	68.3	60.5	69.4	62.6
Adjusted Debt and Lease Liability	$3,809.9	$3,491.5	$3,809.2	$3,493.0

Total Stockholders' Equity	$11,214.0	$10,219.5	$10,961.1	$9,651.4
Excluding:
Net Unrealized Loss on Securities	(2,333.2)	(2,360.8)	(2,755.2)	(1,919.1)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	1,019.1	225.3	1,185.4	(648.4)
Net Loss on Derivatives	(225.2)	(127.0)	(270.7)	(73.7)
Equity, As Adjusted	12,753.3	12,482.0	12,801.6	12,292.6
Debt, As Adjusted and Lease Liability	3,809.9	3,491.5	3,809.2	3,493.0
Total Adjusted Capital	$16,563.2	$15,973.5	$16,610.8	$15,785.6

Leverage Ratio	23.0%	21.9%	22.9%	22.1%

	Three Months Ended
	March 31, 2025	March 31, 2024
	Premium Income	Premium Income in Local Currency[1]		Weighted Average Premium Income Exchange Rate[2]	Premium Income in Constant Currency

Unum International
Unum UK	$203.7		£154.0	1.261	$194.2
Unum Poland	43.0	zł	145.0	0.251	36.4
Total	246.7				230.6
Unum US	1,780.9		$1,707.4		1,707.4
Colonial Life	457.3		$446.9		446.9
Core Operations	$2,484.9				$2,384.9

[1]Premium income shown in millions of pounds for Unum UK, millions of zlotys for Unum Poland, and millions of U.S. dollars for Unum US and Colonial Life.
[2]Exchange rate is calculated using the average foreign currency exchange rates for the most recent period, applied to the comparable prior period.

15.9